                                                                    EXHIBIT 24.3






               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



We consent to the use in this Registration Statement on Form SB-2 of our report included herein dated November 9, 1999 relating to the financial statements of Transition Auto Finance III, Inc., and to our firm being named under the caption "Experts" in the Prospectus.






Sprouse & Winn, L.L.P.


Austin, Texas
November 9, 1999